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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of earliest event reported) June 22, 2002
                                                          ---------------




                           K-TRON INTERNATIONAL, INC.
                           ---------------------------
               (Exact name of registrant as specified in charter)


         New Jersey                       0-9576                  22-1759452
----------------------------     -----------------------     -------------------
(State of other jurisdiction     (Commission file number)    (IRS Identification
     of incorporation)                                              number)


Routes 55 & 553, P.O. Box 888, Pitman, New Jersey               08071-0888
-------------------------------------------------               ----------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (856) 589-0500
                                                    --------------


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         Item 4.  Changes in Registrant's Certifying Accountant.

                  The Audit Committee of the Board of Directors of K-Tron International, Inc. ("K-Tron") annually considers and recommends to the Board the selection of K-Tron's independent public accountants. As recommended by K-Tron's Audit Committee, the Board of Directors on June 22, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as K-Tron's independent public accountants and has engaged KPMG LLP to serve as K-Tron's independent public accountants for the fiscal year ending 28 December 2002.

                  Andersen's reports on K-Tron's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During K-Tron's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on K-Tron's consolidated financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

                  K-Tron has provided Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 26, 2002, stating its agreement with such statements.

                  During K-Tron's two most recent fiscal years and through the date of this Form 8-K, K-Tron did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or posed, or the type of audit opinion that might be rendered on K-Tron's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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         Item 7.  Financial Statements and Exhibits

         c)   Exhibits.  The following Exhibits are filed with this document.
              --------

              Exhibit
              Number     Description
              -------    -----------
                 16      Letter from Arthur Andersen LLP to the Securities and
                         Exchange Commission dated June 26, 2002

                 99      Press Release dated June 24, 2002



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        K-Tron International, Inc.
                                        --------------------------
                                        (Registrant)




         Dated:  June 26, 2002      By: /s/ Ronald R. Remick
                                        -------------------------
                                        Ronald R. Remick
                                        Senior Vice President & Chief
                                         Financial Officer
                                        (Duly authorized officer and principal
                                         financial officer of the Registrant)


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                                 EXHIBIT INDEX


         Exhibit
         Number         Description
         ------         -----------
           16           Letter from Arthur Andersen LLP to the Securities and
                        Exchange Commission dated June 26, 2002

           99           Press Release dated June 24, 2002